UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22794

Gator Series Trust

 (Exact name of registrant as specified in charter)

100 South Ashley Drive, Suite 895

Tampa, FL  33602

 (Address of principal executive offices)(Zip code)

Derek Pilecki

100 South Ashley Drive, Suite 895

Tampa, FL  33602

 (Name and address of agent for service)

With copy to:

Jeffrey T. Skinner, Esp.

Kilpatrick Townsend & Stockton LLP

1001 West Fourth Street

Winston-Salem, NC  27101

Registrant's telephone number, including area code: (813) 282-7870

Date of fiscal year end: March 31

Date of reporting period: March 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of

1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Gator Focus Fund

Annual Report

March 31, 2018

Institutional Class (GFFIX)

GATOR FOCUS FUND

LETTER TO SHAREHOLDERS

MARCH 31, 2018 (UNAUDITED)

Dear Gator Focus Fund Shareholders:

We are pleased to provide you with the Gator Focus Fund’s (the “Focus Fund”) annual shareholder letter.  This letter covers the annual period from April 1, 2017 through March 31, 2018. Below, we have provided an update regarding the Focus Fund’s performance, a summary investment thesis behind Carvana Co., and a list of the Focus Fund’s top ten equity holdings as of March 31, 2018.

Review of Performance

We believe the Focus Fund differentiates itself by holding a concentrated stock portfolio of relatively small companies which we generally hold for significant periods of time resulting in relatively low turnover. Returns for the Focus Fund and its primary benchmark, the Russell 2000 Index® for the period April 24, 2013 through March 31, 2018 are summarized below:

Performance Returns Through 3/31/18
					Annualized Since
	2018 YTD	3 Months	6 Months	1 Year	Inception
GFFIX (Institutional)	-2.53%	-2.53%	4.48%	12.15%	4.32%
Russell 2000 Index®	-0.08%	-0.08%	3.25%	11.79%	12.16%

The Gator Focus Fund’s inception date was April 24, 2013.  Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Gator Focus Fund ("the Fund") imposes a 1% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee, and if reflected, total returns on any shares incurring the redemption fee would be reduced. Fund performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 855-270-2678.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. The advisor has currently entered into a fee waiver agreement with the Fund through 08/01/2024.

The Russell 2000 Index® measures the performance of the small-cap segment of the U.S. equity universe. It is used for comparison purposes only and is not meant to be indicative of the Gator Focus Fund’s performance, asset composition, or volatility. The performance of the Russell 2000 Index® is shown with all dividends reinvested and does not reflect deductions for fees or expenses. Investors cannot invest directly in an index.

GATOR FOCUS FUND

LETTER TO SHAREHOLDERS (CONTINUED)

MARCH 31, 2018 (UNAUDITED)

During the period from April 1, 2017 through March 31, 2018, the Focus Fund had a total return of 12.15% compared to the benchmark Russell 2000 Index® which returned 11.79% during this period. Total return indicates the Focus Fund’s performance taking into consideration changes in the net asset value, accumulation and reinvestment of dividends, and their compounding effect over time.

During the period the Focus Fund had a few strong performing investments, such as BBX Capital Corp. (Class A), Transunion, Penn National Gaming, Inc., Carvana Co., and WellCare Health Plans, Inc.

However, we also had positions that did not perform well, such as Nustar GP Holdings, LLC, Colony Northstar, Inc. (Class A), Prestige Brands Holdings, Inc., Enlink Midstream, LLC, and Donnelley Financial Solutions, Inc.

Carvana Co. (NASDAQ: CVNA)

We purchased shares of Carvana Co. for the Gator Focus Fund in late 2017.  Carvana Co. is an online used car retailer that delivers cars directly to customer homes.  Carvana Co. is growing quickly within the fragmented market of used cars.  We believe that Carvana Co. is a disruptor to the used car market.  We believe its ability to deliver cars across the country and lack of existing expensive infrastructure will allow the company to gain significant share in the used car market and earn high returns on its capital.

Carvana Co. was started by people with a history in the used car business.  Five years ago, the Garcia Family started Carvana.  The Garcia Family owns the 145-lot used car dealership, Drive Time.  Drive Time is a “buy here, pay here” used car dealer catering to consumers on the lower end of the credit spectrum.

We own Carvana Co. for the following reasons:

1.

Carvana Co.’s customer experience is a highly differentiated way to purchase a used car.  Customers shop on the Carvana website and place an order without seeing the car in person.  The prices offered on the website are take-it-or-leave-it (no haggle), but they generally cost a few thousand dollars under the Kelly Blue Book retail price.  Carvana Co. delivers the car to the customer’s house over the next two to seven days.  Then, the customer has seven days to decide whether they want to keep the car.  This is different from the typical used car shopping experience of going to several used car lots and haggling.

2.

Carvana Co. has built a scalable platform that does not require as much fixed investment as a traditional used car dealer.  When the company enters a new market, they do not need a store with a significant amount of land to inventory cars.  Instead, they buy a smaller piece of land to store the cars being delivered to customers that day.  The reduction in fixed investment allows Carvana to enter new markets more quickly.  By the end of 2018, we expect Carvana to be selling cars in 80 of the top 200 metropolitan areas (“MSAs”) in the US.

GATOR FOCUS FUND

LETTER TO SHAREHOLDERS (CONTINUED)

MARCH 31, 2018 (UNAUDITED)

3.

We believe Carvana Co. can capture as much market share as CarMax within 10 years.  To reach this level of sales, Carvana Co. would need to grow revenue at 35% a year for 10 years.  Analyst estimates for the next two years are for 108% and 80% sales growth, so we believe Carvana can approach CarMax’s market share within 10 years.

4.

We believe Carvana will have a higher return on invested capital than CarMax at the same level of sales due to its lower fixed asset investment and its potential for faster inventory turns.  CarMax has 7.8% operating margins and trades at 0.65x Revenues.  Carvana Co.’s management is guiding to long-term margins in the 7-11% range.  There are several reasons Carvana should have higher long-term margins than CarMax:

a.

Small real estate footprints in local markets

b.

High inventory turns

c.

Regional reconditioning centers have greater scale than CarMax’s local stores.

5.

We believe Carvana Co. has the potential to be bigger than CarMax because they can enter the Northeast Corridor markets using their business model, whereas CarMax has had difficulty entering the Northeast because they cannot secure the land to build their stores in the appropriate locations.

Risks to our Carvana Co. Investment Thesis:

1.

Hyper-growth companies have stress – We saw evidence of this stress in March this year when Carvana Co. said they saw an acceleration in demand due to tax refunds.  The company said it missed some sales because it wasn’t able to meet the demand in a timely fashion.  We think this will be an ongoing risk with Carvana, but we look to Ernie Garcia and his experience running a significant enterprise at DriveTime as a source of risk reduction.

2.

Amazon threat – All retail companies face a threat from Amazon entering their business and Carvana Co. is no exception.  In fact, there were news stories in 2017 about Amazon entering the car retailing business in Europe.  So far in the US, Amazon has merely created an automotive market place for customers to buy and sell cars to each other.

GATOR FOCUS FUND

LETTER TO SHAREHOLDERS (CONTINUED)

MARCH 31, 2018 (UNAUDITED)

3.

Currently losing money – Carvana Co. is currently losing money.  We expect the company to continue to lose money until mid-2020.  These losses are due to the start-up costs of entering new MSAs.  Carvana Co.’s older MSAs have lower losses, and we expect them to turn profitable.  Carvana Co. has raised additional capital through equity issuance to fund the losses.

Our position in Carvana Co. is risky due to the early stage of its growth, but we believe there is significant potential reward if the management team can execute on the opportunity it has identified in disrupting the used car market.  The roadmap for disruption in the used car market was created by CarMax 20 years ago, but Carvana is improving on the CarMax model with less infrastructure and a potential higher return on invested capital.

Focus Fund’s Ten Largest Equity Positions:

BBX Capital Corporation

Transunion

Primerica Inc.

Carvana Co.

Penn National Gaming, Inc.

La Quinta Holdings, Inc.

Wellcare Health Plans, Inc.

Voya Financial, Inc.

Ally Financial, Inc.

Carlyle Group L.P.

Conclusion

We are working hard with our research-oriented investment approach.  It is our objective to make the Focus Fund successful in helping you compound your wealth in the years to come.

Sincerely,

Derek S. Pilecki

Portfolio Manager

GATOR FOCUS FUND

LETTER TO SHAREHOLDERS (CONTINUED)

MARCH 31, 2018 (UNAUDITED)

Risk Definitions and Disclosures

An investment in the Fund is subject to special risks including but not limited to, small and mid-cap companies securities risk which is subject to the potential for increased volatility as a result of investing in securities that are more volatile compared to investments in more established companies.

Mutual fund investing involves risk. Such risks associated with the Fund as well as applicable investment objectives, charges and expenses must be considered carefully before investing. This and other important information about the Fund is found in the Prospectus, a copy of which our current performance information may be obtained by visiting www.gatormutualfunds.com or by contacting Mutual Shareholder Services (“MSS”) toll free at (855) 270-2678. We encourage you to read the prospectus carefully before investing.

Past performance does not guarantee future results. Loss of principal is possible. Investment returns and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. MSS serves as the Fund Transfer Agent and provides Fund Accounting and Pricing Services to the Fund.  Arbor Court Capital, LLC (“ACC”) serves as the Distributor for the Fund and is a member of FINRA and SIPC. Gregory Getts is the primary owner of MSS and of ACC.

Contact Us

Gator Focus Fund

Mutual Shareholder Services

Derek Pilecki, Portfolio Manager

8000 Town Centre Drive, Suite 400

c/o Gator Capital Management, LLC

Broadview Heights, OH  44147

100 S. Ashley Dr., Ste. 895

(855) 270-2678

Tampa, FL 33602

(813) 282-7870

GATOR FOCUS FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2018 (UNAUDITED)

AVERAGE ANNUALIZED TOTAL RETURNS

FOR THE PERIOD APRIL 24, 2013

(commencement of investment operations)

THROUGH MARCH 31, 2018

* Annualized	One Year	Three Year *	Since Inception *	Ending Value
Gator Focus Fund - Institutional Class	12.15%	0.86%	4.32%	$ 123,182
Russell 2000 Index	11.79%	8.39%	12.16%	$ 176,131

Cumulative Performance Comparison of $100,000 Investment

This chart assumes an initial investment of $100,000 made in the Institutional Class shares on April 24, 2013 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions, if any.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.  The figures for the Russell 2000 Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The Fund imposes a 1.00% redemption fee on shares redeemed within 60 days of purchase.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

GATOR FOCUS FUND

PORTFOLIO ILLUSTRATION

MARCH 31, 2018 (UNAUDITED)

The following chart gives a visual breakdown of the Fund’s underlying securities represented as a percentage of the portfolio of investments.

Sectors are based on Morningstar® classifications.

GATOR FOCUS FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

Shares		Value

COMMON STOCK - 87.14%

Cable & Other Pay Television Services - 1.38%
2,150	Liberty Latin America Ltd. Class A *	$ 41,817

Commercial Banks, Nec - 3.76%
4,200	Ally Financial, Inc.	114,030

Deep Sea Foreign Transportation of Freight - 1.73%
6,500	Teekay Corp.	52,585

General Building Contractors - Residential Buildings - 3.76%
1,903	Lennar Corp. Class A	112,148
38	Lennar Corp. Class B	1,812
		113,960
Hospital & Medical Service Plans - 4.47%
700	Wellcare Health Plans, Inc. *	135,541

Hotels & Motels - 9.26%
7,350	LaQuinta Holdings, Inc. *	138,989
5,400	Penn National Gaming, Inc. *	141,804
		280,793
Investment Advice - 6.16%
6,500	Brightsphere Investment Group Plc.	102,440
2,453	Janus Henderson Group Plc.	81,170
258	Victory Capital Holdings, Inc. *	3,173
		186,783
Insurance - 8.14%
6,500	Ambac Financial Group, Inc. *	101,920
1,500	Primerica, Inc.	144,900
		246,820
Life Insurance - 4.16%
2,500	Voya Financial, Inc.	126,250

Metals & Mining - 2.48%
7,000	Suncoke Energy, Inc. *	75,320

Natural Gas Transmission & Distribution - 6.47%
6,400	EnLink Midstream, LLC	93,760
1,800	ONEOK, Inc.	102,456
		196,216

* Represents non-income producing security during the year.

The accompanying notes are an integral part of these financial statements.

GATOR FOCUS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2018

Shares		Value

Personal Credit Institutions - 3.25%
3,299	OneMain Holdings, Inc. *	$ 98,772

Pharmaceutical Preparations - 1.67%
1,500	Prestige Brands Holdings, Inc. *	50,580

Pipe Lines (No Natural Gas) - 1.22%
3,200	Nustar GP Holdings, LLC	36,960

Real Estate - 7.68%
25,308	BBX Capital Corp. Class A	233,087

Real Estate Agents & Managers - 3.59%
1,800	Re/Max Holdings, Inc. Class A	108,810

Retail - Auto Dealers & Gasoline Stations - 4.76%
6,300	Carvana Co. *	144,459

Retail-Eating Places - 2.86%
1,325	Dine Brands Global, Inc.	86,894

Services - Consumer Credit Reporting & Collection Agencies - 4.87%
2,600	TransUnion *	147,628

Services - Miscellaneous Business Services - 2.09%
3,700	Donnelley Financial Solutions, Inc. *	63,529

Services - Prepackaged Software - 3.38%
25,600	Great Elm Capital Group, Inc. *	102,400

TOTAL FOR COMMON STOCK (Cost $2,145,638) - 87.14%		2,643,234

LIMITED PARNTERSHIPS - 6.91%
4,500	Ares Management L.P.	96,300
5,300	Carlyle Group L.P.	113,155
TOTAL FOR LIMITED PARTNERSHIPS (Cost $151,012) - 6.91%		209,455

* Represents non-income producing security during the year.

The accompanying notes are an integral part of these financial statements.

GATOR FOCUS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2018

Shares		Value

REAL ESTATE INVESTMENT TRUST - 5.38%
5,865	Colony NorthStar, Inc. Class A	$ 32,961
4,100	Outfront Media, Inc.	76,834
8,000	Washington Prime Group, Inc.	53,360
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $240,938) - 5.38%		163,155

MONEY MARKET FUND - 0.93%
28,318	Fidelity Investments Money Market Government Portfolio - Institutional Class 1.58% **	28,318
TOTAL MONEY MARKET FUND (Cost $28,318) - 0.93%		28,318

TOTAL INVESTMENTS (Cost $2,565,906) - 100.36%		$ 3,044,162

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.36)%		(10,918)

NET ASSETS - 100.00%		$ 3,033,244

** Variable Rate Security, the coupon rate shown represents the annualized yield that was in effect at March 31, 2018.

The accompanying notes are an integral part of these financial statements.

GATOR FOCUS FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2018

Assets:
Investments in Securities, at Value (Cost $2,565,906)	$ 3,044,162
Cash	2,061
Receivables:
Dividends and Interest	2,040
Due from Advisor	4,970
Prepaid Expenses	3,425
Total Assets	3,056,658
Liabilities:
Payables:
Distribution (12b-1) Fees	66
Trustee Fees	322
Other Accrued Expenses	23,026
Total Liabilities	23,414
Net Assets	$ 3,033,244

Net Assets Consist of:
Paid In Capital	$ 3,589,388
Undistributed Net Investment Income	1,940
Accumulated Net Realized Loss on Investments	(1,036,340)
Net Unrealized Appreciation in Value of Investments	478,256
Net Assets	$ 3,033,244

Institutional Class Shares:
Net Assets	$ 3,033,244
Shares outstanding	253,609
Net asset value and offering price per share	$ 11.96
(Unlimited shares authorized at no par value)
Short-term redemption price per share ($11.96 x 0.99) *	$ 11.84

* The Fund will impose a 1.00% redemption fee on shares redeemed within 60 days of purchase.

The accompanying notes are an integral part of these financial statements.

GATOR FOCUS FUND

STATEMENT OF OPERATIONS

        For the Year Ended MARCH 31, 2018

Investment Income:
Dividends	$ 61,844
Interest	567
Total Investment Income	62,411

Expenses:
Advisory Fees	24,085
Transfer Agent & Accounting Fees	26,847
Distribution (12b-1) Fees - Investor Class	861
Chief Compliance Officer Fees	15,000
Registration Fees	5,692
Audit Fees	12,000
Miscellaneous Fees	3,794
Nasdaq Fees	1,177
Trustee Fees	5,495
Custodial Fees	5,174
Legal Fees	24,323
Printing and Mailing	177
Total Expenses	124,625
Fees Waived and Reimbursed by the Adviser	(80,558)
Net Expenses	44,067

Net Investment Income	18,344

Net Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	109,222
Net Change in Unrealized Appreciation on Investments	197,519
Net Realized and Unrealized Gain on Investments	306,741

Net Increase in Net Assets Resulting from Operations	$ 325,085

The accompanying notes are an integral part of these financial statements.

GATOR FOCUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2018	March 31, 2017
Increase in Net Assets From Operations:
Net Investment Income	$ 18,344	$ 16,644
Net Realized Gain (Loss) on Investments	109,222	(138,508)
Net Change in Unrealized Appreciation on Investments	197,519	557,553
Net Increase in Net Assets Resulting from Operations	325,085	435,689

Distributions to Shareholders:
Net Investment Income:
Institutional Class	(24,792)	(22,920)
Investor Class	(2,622)	(2,751)
Total Distributions to Shareholders	(27,414)	(25,671)

Increase (Decrease) from Shareholder Activity:
Proceeds from Sale of Shares
Institutional Class	680,074	106,237
Investor Class *	3,683	15,692
Distributions Reinvested
Institutional Class	24,792	22,920
Investor Class *	2,622	2,751
Cost of Shares Redeemed
Institutional Class	(245,766)	(220,337)
Investor Class *	(401,080)	(32,471)
Net Increase (Decrease) from Shareholder Activity	64,325	(105,208)

Net Assets:
Net Increase in Net Assets	361,996	304,810
Beginning of Year	2,671,248	2,366,438
End of Year (Including Undistributed Net
Investment Income of $1,940 and $8,434, respectively)	$ 3,033,244	$ 2,671,248

Share Transactions:
Shares Sold
Institutional Class	57,099	10,609
Investor Class *	318	1,628
Shares Reinvested
Institutional Class	2,027	2,130
Investor Class *	216	257
Shares Redeemed
Institutional Class	(20,439)	(22,674)
Investor Class *	(34,142)	(3,270)
Net Increase (Decrease) in Shares	5,079	(11,320)
Shares Outstanding at Beginning of Year	248,530	259,850
Shares Outstanding at End of Year	253,609	248,530

* Investor Class shares were liquidated on March 29, 2018.

The accompanying notes are an integral part of these financial statements.

GATOR FOCUS FUND

 INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

Selected date for a share outstanding throughout the period:

	Years Ended				Period Ended (a)
	March 31, 2018	March 31, 2017	March 31, 2016	March 31, 2015	March 31, 2014

Net Asset Value, at Beginning of Year/Period	$ 10.76	$ 9.12	$ 11.88	$ 13.05	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) *	0.07	0.07	0.05	(0.03)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	1.24	1.68	(2.81)	(1.14)	3.27
Total from Investment Operations	1.31	1.75	(2.76)	(1.17)	3.19

Distributions From:
Net Investment Income	(0.11)	(0.11)	-	-	-
Net Realized Gain	-	-	-	-	(0.14)
Total Distributions	(0.11)	(0.11)	-	-	(0.14)

Net Asset Value, at End of Year/Period	$ 11.96	$ 10.76	$ 9.12	$ 11.88	$ 13.05

Total Return **	12.15%	19.16%	(23.23)%	(8.97)%	31.90%	(b)

Ratios/Supplemental Data:
Net Assets at End of Year/Period (Thousands)	$ 3,033	$ 2,312	$ 2,050	$ 4,804	$ 3,240
Before Waiver
Ratio of Expenses to Average Net Assets	4.27%	4.86%	3.50%	3.12%	16.72%	(c)
After Waiver
Ratio of Expenses to Average Net Assets	1.49%	1.49%	1.49%	1.49%	1.49%	(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.61%	0.69%	0.49%	(0.21)%	(0.75)%	(c)
Portfolio Turnover	13.63%	31.70%	52.19%	29.55%	84.54%	(b)

(a) For the period April 24, 2013 (commencement of investment operations) through March 31, 2014.

(b) Not Annualized

(c) Annualized

* Per share net investment income (loss) has been determined on the basis of average shares method.

** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions, if any. Had the Adviser not waived its fees and reimbursed expenses, total return would have been lower.

The accompanying notes are an integral part of these financial statements.

GATOR FOCUS FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

1.  ORGANIZATION

The Gator Series Trust, formally known as Endurance Series Trust prior to February 27, 2014, is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated November 29, 2012 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value. Currently there is only one series authorized by the Trustees.  The series currently authorized and incorporated in this report is the Gator Focus Fund (the “Focus Fund” or the "Fund").  The Fund currently has one class of shares, the Institutional Class.  The Investor Class shares were liquidated on March 29, 2018.  The Fund is diversified. The Investment Adviser to the Fund is Gator Capital Management, LLC (the "Adviser" or “GCM”).

For the Focus Fund - the Institutional Class commenced investment operations on April 24, 2013.

The Fund’s investment objective is to seek long-term capital appreciation.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Fund's significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

SECURITY VALUATIONS: All investments in securities are recorded at their estimated fair value, as described in Note 3.

CASH AND CASH EQUIVALENTS: The Fund maintains cash in accounts at a custodian bank which, at times, may exceed federally insured limits.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, if any, to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

GATOR FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2018

The Fund recognizes the tax benefits of certain tax positions only where the positions are “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions; and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s 2015, 2016, and 2017 tax returns or expected to be taken in the Fund’s 2018 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year ended March 31, 2018, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for Federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for Federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for Federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

SHARE CLASS ACCOUNTING: Investment income, common expenses and realized/unrealized gains (losses) on investments were allocated to the two classes of shares of the Fund on the basis of the daily net assets of each class before Investor class was liquidated.  Fees relating to a specific class were charged directly to that share class.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

SHARE VALUATION: The Fund’s net asset value (“NAV”) is calculated once daily, for each class of shares, at the close of regular trading hours on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open.  The NAV is determined by totaling the value of all portfolio securities, cash and other assets held by the Fund, and subtracting from that total all liabilities, including accrued expenses.  The total NAV, for each class, is divided by the total number of shares outstanding, for each class, to determine the NAV of each share.

GATOR FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2018

REDEMPTION FEE: To discourage short-term trades by investors, and to offset any transaction and other costs associated with short-term trading, the Fund will impose a redemption fee, of 1.00% of the total redemption amount (calculated at fair value) if shares are redeemed within 60 days of initial purchase. Redemption fees are retained by the Fund. There was $0 in redemption fees collected for the Fund during the year ended March 31, 2018.

OTHER: The Fund records security transactions on the trade date. The highest cost method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the appropriate country’s rules and tax rates.

SUBSEQUENT EVENTS: The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  Management has evaluated the impact of all subsequent events on the Fund through the issuance date of these financial statements and has noted no such events requiring accounting or disclosure.

3.  SECURITIES VALUATIONS

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to the valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

GATOR FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2018

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS:  A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common stock including ADRs, and Warrants) - Equity securities are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price.  Generally if the security is traded in an active market and is valued at the last sales price, the security is categorized as a Level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price the position is generally categorized as Level 2. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board and are categorized in Level 2 or Level 3, when appropriate.

Money market mutual funds are generally priced at the ending value at $1 NAV per share provided by the service agent of the money market fund. These securities will be categorized as Level 1 securities.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. These securities are categorized as Level 2 or Level 3, when appropriate.

GATOR FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2018

The following table summarizes the inputs used to value the Fund’s assets measured as of March 31, 2018:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$ 2,643,234	$ -	$ -	$ 2,643,234
Limited Partnerships	209,455	-	-	209,455
Real Estate Investment Trust	163,155	-	-	163,155
Money Market Fund	28,318	-	-	28,318
Total	$ 3,044,162	$ -	$ -	$ 3,044,162

The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) during the year ended March 31, 2018. Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.

The Fund did not hold any derivative instruments at any time during the year ended March 31, 2018. For more detail on the industry classification of investments, please refer to the Fund’s Schedule of Investments. The Fund had no transfers into or out of Level 2 or Level 3 during the year ended March 31, 2018. It is the Fund’s policy to recognize transfers into or out of the Levels as of the end of the reporting period.

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER:  Gator Capital Management, LLC, serves as investment Adviser to the Fund. Subject to the supervision and direction of the Trustees, the Adviser manages the Fund’s investments to be sure they are made in accordance with the Fund’s stated investment objectives and policies. The fees paid to the Adviser are governed by an investment management agreement ("Management Agreement") between the Trust, on behalf of the Fund, and the Adviser. Pursuant to the Management Agreement, the Fund paid the Adviser, on a monthly basis, an annual advisory fee equivalent to 1.00% of the Fund's average daily net assets through May 31, 2017.  Effective June 1, 2017, the Fund paid the Adviser, on a monthly basis, an annual advisory fee equivalent to 0.80% of the Fund's average daily net assets

For the year ended March 31, 2018, the Adviser earned $24,085 from the Focus Fund for advisory fees.  During the same period, the Adviser waived and reimbursed $80,558 in expenses pursuant to the Expense Limitation Agreement.  At March 31, 2018, the Adviser owed the Fund $4,970 for waived fees and expenses.

The Adviser has contractually agreed to waive or reimburse expenses, through August 1, 2024 for the Focus Fund to ensure that total annual operating expenses of the Fund after fee waivers and reimbursements (exclusive of any 12b-1 fees, taxes, short selling expenses, interest, brokerage fees and commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) will not exceed 1.49% of average daily net assets attributable to the Fund. These fee waivers and

GATOR FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2018

expense reimbursements are subject to possible recoupment from the Fund within three years after the end of the fiscal year in which the waiver or reimbursement occurs, if such recoupment can be achieved within the foregoing expense limit.  Fee waivers and expense reimbursements are only subject to recoupment under the expense limitation in effect at the time such expenses were waived.  Below is a table that shows the amounts that the Adviser has available for recoupment and the expiration dates of such amounts.  This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days written notice to the Fund’s Adviser.  At March 31, 2018, the expense waivers subject to recoupment were as follows:

Fiscal Year Ended	Recoverable Through	Amount
March 31, 2016	March 31, 2019	$76,949

Fiscal Year Ended	Recoverable Through	Amount
March 31, 2017	March 31, 2020	$85,392

Fiscal Year Ended	Recoverable Through	Amount
March 31, 2018	March 31, 2021	$80,558

TRUSTEE FEES: Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust.  Each Trustee who is not an “interested person” receives a fee of $1,000 per year plus $500 per Trust meeting attended in person and $250 per Trust meeting attended by telephone.  The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

5.  DISTRIBUTION (12B-1) PLAN

The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 (“Distribution Plan”) under the 1940 Act for the Investor Class shares.  Pursuant to the Distribution Plan, the Fund compensates the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund’s Investor Class shares.  The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund’s Investor Class. The Investor Class shares were the only class shares that accrued expenses under the Distribution Plan, and the Investor Class shares were liquidated on March 29, 2018.

For the year ended March 31, 2018, the Investor Class shares, incurred $861 in distribution fees.  At March 31, 2018, the Fund owed $66 in distribution fees.

6.  INVESTMENTS

For the year ended March 31, 2018, the cost of purchases and the proceeds from sales, other than U.S. Government Securities, and short-term securities, aggregated $448,840 and $387,592, respectively for the Fund.

GATOR FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2018

7.  TAX MATTERS

For Federal income tax purposes, the cost of investments owned at March 31, 2018, was $2,562,586. At March 31, 2018, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) on investments was as follows:

Gross unrealized appreciation on investment securities	$ 960,606
Gross unrealized depreciation on investment securities	(479,030)
Net unrealized appreciation on investment securities	$ 481,576

As of March 31, 2018 the components of accumulated earnings on a tax basis were as follows:

Capital and Other Losses

                           $         (15,795)

Net Unrealized Appreciation

                                     481,576

Capital Losses Carried Forward

                 (1,021,925)

Total

             $     (556,144)

For tax purposes, the current year late year loss was $15,795 (incurred during the period January 1, 2018 through March 31, 2018).  This loss will be recognized for tax purposes on the first business day of the Fund’s next fiscal year, April 1, 2018.

The difference between book and tax basis unrealized appreciation is attributable to the tax deferral of wash sale losses and adjustments for partnerships.

The Fund has $258,770 and $763,155 available short term and long term, respectively, capital loss carryforwards that have no expiration date.

The Fund paid an ordinary income distribution of $27,414 for the year ended March 31, 2018.

The Fund paid an ordinary income distribution of $25,671 for the year ended March 31, 2017.

Permanent book and tax differences attributable to the reclassification of Fund distributions resulted in the following reclassifications on the Statement of Assets and Liabilities for the year ended March 31, 2018:

Paid in Capital	Undistributed Net Investment Income
($2,576)	$2,576

GATOR FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2018

8.  CONTROL AND OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2 (a) (9) of the Investment Company Act of 1940, as amended.  As of March 31, 2018, the Pilecki Family owned approximately 39.67% of the Fund.

9.  COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Gator Series Trust

and the Shareholders of Gator Focus Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Gator Focus Fund, a series of shares of beneficial interest in Gator Series Trust (the “Fund”), including the schedule of investments, as of March 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period from April 24, 2013 (commencement of operations) through March 31, 2014, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the four-year period then ended and for the period from April 24, 2013 through March 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of the Gator Series Trust since 2013.

Philadelphia, Pennsylvania

May 30, 2018

GATOR FOCUS FUND

EXPENSE ILLUSTRATION

MARCH 31, 2018 (UNAUDITED)

Expense Example

As a shareholder of the Gator Focus Fund (the “Fund”), you incur two types of costs: (1) transaction costs which consist of redemption fees; and (2) ongoing costs which consist of management fees, distribution (12b-1) fees and other Fund expenses.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2017 through March 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Gator Focus Fund - Institutional Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2017	March 31, 2018	October 1, 2017 to March 31, 2018

Actual	$1,000.00	$1,044.77	$7.60
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.50	$7.49

* Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

GATOR FOCUS FUND

TRUSTEES & OFFICERS

MARCH 31, 2018 (UNAUDITED)

Trustees and Officers.  The following is a list of the Trustees and Officers of the Trust, their ages and addresses, their present positions with the Trust or the Fund, and their principal occupations during the past five years.  Those Trustees who are “interested persons” (as defined in the 1940 Act), by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table.

Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships During Past 5 Years
Independent Trustees
Rhett E. Ingerick 100 S. Ashley Drive, Suite 895 Tampa, FL 33602 Age: 42	Trustee	Since Inception	Functional Analyst Lead at KForce Inc., a professional staffing services firm (2015-present); Senior Integration Developer, Talbots, Inc. (2014-2015); Software Developer, Kforce Inc. (1999-2014).	One	None
Bevin E. Newton 100 S. Ashley Drive, Suite 895 Tampa, FL 33602 Age: 46	Trustee	Since Inception

Choreographer and Ballet Teacher, Dance Stop Studios/Dance Stop Company (June 2016-present); Executive Director, The Roswell United Methodist Church Foundation (April 2012-May 2016); Choreographer and Ballet Teacher, Cartersville School of Ballet/Cartersville City Ballet (2004-present).

				One	None

Interested Trustee*
Derek Pilecki 100 S. Ashley Drive, Suite 895 Tampa, FL 33602 Age: 47	Trustee; President and Secretary	Since Inception	President and Chief Investment Officer for the Adviser (2008 – present); Co-Chair of the Investment Committee for the Growth Team and Portfolio Manager at Goldman Sachs Asset Management (2002 – 2008).	One	None
Officers
Erik Anderson 100 S. Ashley Drive, Suite 895 Tampa, FL 33262 Age: 40	Treasurer	Since February 2014

Chief Financial Officer at Oakpoint Advisors (January 2016 - present); Chief Financial Officer for the Adviser (2012 - present); Chief Financial Officer of Praesidis Advisors LLC (2008 - December 2015).

				N/A	N/A
Kyle R. Bubeck P.O. Box 11550 Overland Park, KS 66207 Age: 61	Chief Compliance Officer	Since Inception	President and Founder of Beacon Compliance Services, Inc. (2010 – present); CFO and CCO of Trendstar Advisors, LLC (2003 – 2009).	N/A	N/A

* The Interested Trustee is an Interested Trustee because he is an employee of the Adviser.

GATOR FOCUS FUND

ADDITIONAL INFORMATION

MARCH 31, 2018 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Form N-Q is available on the SEC’s website at http://sec.gov, or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-855-270-2678, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-855-270-2678 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-855-270-2678 to request a copy of the SAI or to make shareholder inquiries.

GATOR FOCUS FUND

ADDITIONAL INFORMATION

MARCH 31, 2018 (UNAUDITED)

Gator Focus Fund

GATOR FOCUS FUND

ADDITIONAL INFORMATION

MARCH 31, 2018 (UNAUDITED)

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

GATOR FOCUS FUND

ADDITIONAL INFORMATION

MARCH 31, 2018 (UNAUDITED)

FY 2018

$ 10,000

FY 2017

$ 10,000

(b)

Audit-Related Fees

Registrant

Adviser

FY 2018

$ 0

$ 0

FY 2017

$ 0

$ 0

(c)

Tax Fees

Registrant

Adviser

FY 2018

$ 2,000

$ 0

FY 2017

$ 2,000

$ 0

(d)

All Other Fees

Registrant

Adviser

FY 2018

$ 0

$ 0

FY 2017

$ 0

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

GATOR FOCUS FUND

ADDITIONAL INFORMATION

MARCH 31, 2018 (UNAUDITED)

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2018

$ 2,000

FY 2017

$ 2,000

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

GATOR FOCUS FUND

ADDITIONAL INFORMATION

MARCH 31, 2018 (UNAUDITED)

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

 (a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

GATOR FOCUS FUND

ADDITIONAL INFORMATION

MARCH 31, 2018 (UNAUDITED)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Gator Series Trust

By /s/Derek Pilecki

     Derek Pilecki

     President and Secretary

Date: June 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Derek Pilecki

     Derek Pilecki

     President and Secretary

Date: June 6, 2018

By /s/Erik Anderson

     Erik Anderson

     Treasurer

Date: June 6, 2018